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                                  UNITED STATES

                        SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                January 31, 2002


                                INTERLIANT, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-26115                     13-3978980
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

        Two Manhattanville Road
          Purchase, New York                                    10577
----------------------------------------                 -----------------
(Address of principal executive offices)                     (Zip Code)


                                 (914) 640-9000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5:  OTHER MATTERS

     Interliant, Inc. issued a press release on February 5, 2002 announcing the sale of its Telephonetics business unit, a music-on-hold provider, to L&D Messaging Inc., and issued another press release on February 12, 2002 announcing the sale of its Soft Link business unit, a PeopleSoft consulting group, to Springbow Solutions, Inc. These two sales of its non-core assets mark the completion of Interliant, Inc.'s restructuring efforts. The text of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following documents are furnished as exhibits to this report:


Exhibit                                                               Page
Number                        Description                            Number
-------              --------------------------------                ------
 99.1                Press Release of the Registrant
                     dated February 5, 2002

 99.2                Press Release of the Registrant
                     dated February 12, 2002


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 12, 2002

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                            --------------------------------
                                            Bruce S. Klein
                                            Senior Vice President and
                                            General Counsel